UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2008

I.C. ISAACS & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23379	52-1377061
(State or other jurisdiction of incorporation or organization)	(Commission File Identification No.)	(IRS Employer Number)

475 10th Avenue, 9th Floor, New York, NY 10018
(Address, including zip code, of principal executive offices)

(646) 459-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 9, 2008, I.C. Isaacs & Company, Inc. (the “Company”) entered into a series of agreements with Textile Investment International S.A. (“Textile”) (the Company’s major stockholder and an affiliate of Latitude Licensing Corp. (“Latitude”)), Wurzburg Holding S.A. (“Wurzburg”) (a stockholder, an affiliate of both Textile and Girbaud Design, Inc. (“Girbaud Design”) and the assigned holder by Latitude of the Company’s licensing agreements), Olivier Bachellerie (a director of the Company) and René Faltz (also a director of the Company) (the “Transaction”) pursuant to which:

•         That certain Amended and Restated Subordinated Secured Promissory Note, dated as of December 30, 2004, by and between the Company (as borrower) and Textile (as purchaser and lender), was fully discharged and cancelled such that approximately $2.9 million, including interest accrued though May 9, 2008, was converted into approximately 14.3 million of newly issued shares of the Company’s common stock and sold at a conversion price of $0.20 per share in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) (see Exhibits 10.1 and 10.2 hereto, which are incorporated herein by reference);

•         Textile and Messrs. Bachellerie and Faltz collectively purchased, in a private placement exempt from the registration requirements of the Securities Act, 10.0 million newly issued shares of the Company’s common stock at a price of $0.20 per share. The Company received $2.0 million for issuance of these shares (see Exhibit 10.3 hereto, which is incorporated herein by reference);

•         Textile, Wurzburg, Messrs. Bachellerie and Faltz, and the Company entered into an investor rights agreement whereby Textile, Wurzburg, and Messrs. Bachellerie and Faltz were granted certain registration, representation on the Board of Directors and other rights as set forth therein (see Exhibit 10.4 hereto, which is incorporated herein by reference);

•         Mr. Robert S. Stec, the Company’s Chief Executive Officer, purchased, in a private placement exempt from the registration requirements of the Securities Act, 0.5 million newly issued and unregistered shares of the Company’s common stock at a price of $0.20 per share. The Company received $0.1 million for the issuance of these shares (see Exhibit 10.5 hereto, which is incorporated herein by reference);

•         The Girbaud Men’s Agreement, dated as of November 1, 1997, by and between Girbaud Design and I.C. Isaacs & Company, L.P., and the Girbaud Women’s Agreement, dated as of March 4, 1998, by and between Latitude and I.C. Isaacs & Company, L.P., were both amended to defer the minimum royalty payments due in the months of February, March, April and May 2008. These minimum royalty deferrals, totaling $1.5 million, will accrue interest at a rate of 10% per annum and will be payable no later than December 31, 2009 (see Exhibits 10.6 and 10.7, respectively, hereto, which are incorporated herein by reference);

•         The Company agreed that no bonus payments will be paid in 2008 to its senior management, nor will the Company issue any bonus payments to senior management with respect to the Company’s financial performance in fiscal 2008.  With the prior written consent of Textile, the Company may provide equity incentive compensation to senior management in lieu of bonuses for fiscal 2008; and

•         Mr. Stec’s employment agreement was extended through December 2011 (see Exhibit 10.8 hereto, which is incorporated herein by reference).

In connection with these transactions, the Company amended its three-year credit facility, dated as of December 30, 2004, as amended (the “Credit Facility”), with Wachovia Bank, National Association (“Wachovia”). On April 21, 2008, the Company entered into a Third Amendment to the Credit Facility (the “Credit Facility Third Amendment”) with Wachovia. (See Exhibits 10.9 and 10.10 hereto, which are incorporated herein by reference.) The Credit Facility Third Amendment provides for the following:

•         offers two additional borrowing options from which the Company may elect. Under the first option, the Company may borrow up to 85% of eligible accounts receivable and a portion of eligible inventory (not to exceed $500,000) minus reserves (both as defined by the Credit Facility Third Amendment), as designated by Wachovia. This option was available to the Company until the earlier of May 30, 2008 and the consummation of the Transaction, which consummation occurred on May 9, 2008. As such, this first option is no longer available to the Company. Under the second option, the Company may borrow up to 85% of eligible accounts receivable and a portion of eligible inventory (not to exceed $8.0 million) minus reserves, as designated by Wachovia. The Company must maintain excess availability of $1.5 million ($1.0 million if certain ratios are met) under this second option. This option became available following the consummation of the Transaction;

•         imposes a fixed charge coverage ratio requirement at all times that the Company elects the second borrowing option above of not less than (i) 1.00 to 1.0 for the first three fiscal quarters of 2009 and (ii) 1.20 to 1.00 for each fiscal quarter thereafter;

•          sets the applicable margin through January 1, 2009 for 0.25% for Prime Rate loans and 2.50% for LIBOR loans;

•          reduces the amount of capital expenditures the Company can incur for each fiscal year to $250,000 for 2008, $300,000 for 2009 and $500,000 for 2010 and each fiscal year thereafter;

•          limits the Company from entering into any lease or rental payments exceeding $175,000 in any 12-month period; and

•         requires that the proceeds from the potential sale of the Company’s Baltimore facility be used to pay down any existing loans on the revolving line of credit and to establish a reserve of such amount on all borrowing base options until 2009 if the Company must meet certain fixed charge coverage ratios.

The descriptions of the agreements referenced in this Current Report on Form 8-K are qualified in their entirety by reference to the full text of such agreements, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9 and 10.10 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Conversion Agreement, dated May 9, 2008, by and between I.C. Isaacs & Company, Inc., as borrower and seller, and Textile Investment International S.A., as lender and purchaser

10.2	Debt Forgiveness Agreement, dated May 9, 2008, by and between I.C. Isaacs & Company, Inc., as borrower, and Textile Investment International S.A., as lender

10.3	Stock Purchase Agreement, dated May 9, 2008, by and among I.C. Isaacs & Company, Inc., Textile Investment International S.A, Olivier Bachellerie and Rene Faltz

10.4	Investor Rights Agreement, dated May 9, 2008, by and between I.C. Isaacs & Company, Inc., Textile International Investment S.A., Wurzburg Holding S.A., Olivier Bachellerie and Rene Faltz

10.5	Stock Purchase Agreement, dated May 9, 2008, by and among I.C. Isaacs & Company, Inc. and Robert S. Stec

10.6	Amendment No. 11, dated May 9, 2008, to the Trademark License and Technical Assistance Agreement Covering Men’s Products, by and between Latitude Licensing Corp. and I.C. Isaacs & Company L.P.

10.7	Amendment No. 13, dated May 9, 2008, to the Trademark License and Technical Assistance Agreement Covering Women’s Collections, by and between Latitude Licensing Corp. and I.C. Isaacs & Company L.P.

10.8	Employment Extension Agreement, dated May 9, 2008, between Robert S. Stec and I.C. Isaacs & Company, Inc.

10.9	Amended and Restated Licensor Agreement, dated May 8, 2008, among Latitude Licensing Corp., Wachovia Bank, National Association and I.C. Isaacs & Company, L.P.

10.10	Third Amendment to Loan and Security Agreement, dated April 21, 2008, by and among I.C. Isaacs & Company, L.P., I.C. Isaacs & Company, Inc., Isaacs Design, Inc. and Wachovia Bank, National Association

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I.C. Isaacs & Company, Inc.

Date: May 12, 2008	By:	/s/ Timothy J. Tumminello
Timothy J. Tumminello Vice President and Controller, Interim Principal Financial Officer